Exhibit 10.46

SECOND AMENDMENT TO PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AGREEMENT (“Second Amendment”) is made as of January 17, 2010, by and among Evergreen Realty Group, LLC, a Delaware limited liability company (“ERG”), Evergreen Realty Advisors, Inc., a California corporation (“Evergreen Advisors”), Evergreen Realty Property Management LLC, a Delaware limited liability company (“Evergreen Management”), Evergreen Development, LLC, a California limited liability company (“Evergreen Development”), Evergreen Income & Growth REIT, Inc., a Virginia corporation (“REIT II”), Evergreen Institutional Partners Fund I, LLC (the “Institutional Fund”), Real Property Systems – Indiana, LLC, an Indiana limited liability company (“RPS-Indiana”), Real Property Systems – Texas, LP, a Texas limited partnership (“RPS-Texas”), Real Property Systems Inc., a California corporation (“RPS”), New West Realty, Inc., a California corporation (“New West”), Luke McCarthy, an individual (“McCarthy”), Carl Willgeroth, an individual (“Willgeroth”), Tracy Thomson, an individual (“Thomson”) and Michael Palmer, an individual (“Palmer”) and American Spectrum Realty, Inc., a Maryland corporation (“American Spectrum”), American Spectrum Realty Advisors, L.L.C., a Delaware limited liability company (“American Spectrum Advisors”), American Spectrum Asset Co., a Delaware limited liability company (“American Spectrum Asset”), American Spectrum Management Co., a Delaware limited liability company (“American Spectrum Management”) and American Spectrum Realty Operating Partnership, L.P., a Maryland limited partnership (“American Spectrum Partnership”).

RECITALS:

A.           Certain of the Evergreen Parties and certain of the American Spectrum Parties entered into that certain Purchase Agreement dated December 15, 2009 (the “Original Purchase Agreement”).

B.           The Original Purchase Agreement was amended pursuant to that certain Letter Agreement dated December 18, 2009 (the “First Amendment”).

C.           The Parties to this Second Amendment desire to amend, modify and supplement the Original Purchase Agreement, as amended by the First Amendment.

D.           In addition to those terms defined in this Second Amendment, capitalized terms used in this Second Amendment shall have the meanings set forth in the Original Purchase Agreement, as amended by the First Amendment.

NOW, THEREFORE, in consideration of the premises, representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

1.           Agreement. Notwithstanding anything to the contrary set forth in the Original Purchase Agreement or the First Amendment, Agreement shall mean, collectively, the Original Agreement, as amended by the First Amendment and as further amended by this Second Amendment.

2.           Parties. The Parties shall be the Evergreen Parties and the American Spectrum Parties. The Evergreen Parties are, individually, any of the following: ERG, Evergreen Advisors, Evergreen Management, Evergreen Development, REIT II, Institutional Fund, RPS-Indiana, RPS-Texas, RPS, New West, McCarthy, Willgeroth, Thomson or Palmer and, collectively, all of the following: ERG, Evergreen Advisors, Evergreen Management, Evergreen Development, REIT II, RPS-Indiana, RPS-Texas, RPS, New West, McCarthy, Willgeroth, Thomson and Palmer. The American Spectrum Parties are, individually, any of the following: American Spectrum, American Spectrum Advisors, American Spectrum Asset, American Spectrum Management or American Spectrum Partnership and, collectively, all of the following: American Spectrum, American Spectrum Advisors, American Spectrum Asset, American Spectrum Management and American Spectrum Partnership.

3.           TIC Interests. The Evergreen Parties, and each of them, jointly and severally, hereby represent that they hold as a manager, managing member, general partner or the like, a number of interests in limited liability companies, partnerships, joint ventures or the like (“TIC Entities”) which TIC Entities own an undivided interest in a Property, but that the Evergreen Parties may not have any direct or indirect equity ownership in any such Property by reason of their interests in the TIC Entities. Accordingly, American Spectrum Asset Co. and the appropriate Evergreen Parties shall execute and deliver, each to the other, at the Closing an Agreement to Appoint New Manager pursuant to which the Evergreen Parties shall agree to cause American Spectrum Asset Co. to succeed to the management rights of the applicable Evergreen Party in the TIC Entities. The American Spectrum Parties and the Evergreen Parties acknowledge that certain Evergreen Parties are members of the limited liability company (“Central Florida LLC”) that owns the Property known as Tampa Self Storage and Ocala Self Storage, Tampa, Florida, and Ocala, Florida, and while the management rights in the Central Florida LLC of certain Evergreen Parties will be assigned and transferred to American Spectrum Management Co., the ownership rights (i.e., equity) will be retained by the Evergreen Parties and not transferred to the American Spectrum Parties. Similarly, the American Spectrum Parties and the Evergreen Parties acknowledge that certain Evergreen Parties own an undivided interest in the Property known as Arbors Senior Living, San Diego, California (“Arbors Senior Living Property”), and that, while management rights under the Asset Management Agreement held by the Evergreen Entities shall be transferred to American Spectrum Management Co., the equity interest of the Evergreen Parties (e.g., an undivided interest in the Arbors Senior Living Property) will not be transferred to the American Spectrum Parties, Moreover, the American Spectrum Parties agree to discuss and consider a proposal pursuant to which the Evergreen Parties and/or others will contribute to REIT II the Evergreen Parties’ membership interest in the Central Florida LLC, their interest in the Arbors Senior Living Property and/or other assets in consideration of the issuance of Units by REIT II. Any such discussions shall be undertaken in good faith and in the best interest of all Persons, including the existing holders of units in REIT II.

4.           REIT II and Institutional Fund. The Evergreen Parties shall convey to American Spectrum Asset Co. all of their right, title and interest in and to any interest the Evergreen Parties hold in REIT II and the Institutional Fund free and clear of any and all liens, encumbrances and adverse claims. The Evergreen Parties will take such further actions as are reasonably requested by the American Spectrum Parties to vest in American Spectrum Asset Co. or its designees any and all management and/or control rights in REIT II and the Institutional Fund (e.g., designation and/or election of manager(s), managing member(s), directors, etc.).

5.           Offices of Evergreen. The definition of “Offices of Evergreen” in the Agreement shall be modified to read in full as follows:

“Offices of Evergreen” means the offices of any Evergreen Party maintained at (a) 12402 Industrial Boulevard, Suite B-2; Victorville, California, (b) 225 South Lake Avenue, Pasadena, California, and/or (c) any other offices maintained by an Evergreen Party for the operation of the business of an Evergreen Party (other than that certain space occupied by New West in Victorville, California).”

6.           Closing Date/Accounting Period. Notwithstanding anything to the contrary set forth in the Original Agreement or First Amendment, the Closing Date shall be 12:01 a.m. January 17, 2010 and all adjustments respecting such liabilities and revenues shall be adjusted as of such time. A full accounting of any such liabilities and/or revenues shall be approved by the American Spectrum Parties and the Evergreen Parties within 90 days after the Closing Date. Notwithstanding the foregoing, the Accounting Period to determine the Adjusted Purchase Price shall continue to be the period commencing on January 1, 2010 and ending on December 31, 2010 inasmuch as the accounting required to be undertaken with respect to the Accounting Period will be easier to accomplish by the Parties for such period than for a period which does not coincide with the beginning and end of a calendar year.

7.           Excluded Liabilities: REIT I. Notwithstanding anything to the contrary set forth in the Original Agreement and the First Amendment, to the extent American Spectrum Management Co. is required to assume any obligations or liabilities with respect to REIT I from and after the Closing Date pursuant to the terms of the Agreement, such assumption shall commence on October 27, 2009 rather than the Closing Date, October 27, 2009, the date that certain representatives of American Spectrum were elected to the Board of Directors of REIT I.

8.           Intentionally Omitted.

9.           Returns. The American Spectrum Parties acknowledge that certain Evergreen Parties have not filed their 2008 federal Returns and that, when prepared and filed, such Returns may have an effect upon the Returns filed or to be filed by such Evergreen Parties in various states. The Evergreen Parties shall prepare and file, or cause to be prepared and filed, all Returns required to be prepared and filed by the Evergreen Parties applicable to periods prior to the Closing Date as soon as reasonably practical and, if necessary, amend any Returns required to be amended, modified or supplemented.

10.         Intentionally Omitted.

11.         Future Employment of Employees. Notwithstanding anything to the contrary set forth in the Original Agreement or the First Amendment, (a) the date until which American Spectrum Management Co. shall agree to continue the employment of any Employee shall be changed from March 15, 2010 until the date which is sixty two (62) days after the Closing Date, (b) no American Spectrum Party shall have any liability and/or responsibility for any amounts due any Employee who does not accept continued employment with American Spectrum Management Co. and (c) no American Spectrum Party shall have any liability and/or responsibility due any Employee who accepts voluntary employment with American Spectrum Management Co. and thereafter voluntarily terminates his employment with American Spectrum Management Co. for any amounts accrued prior to the Closing Date. Notwithstanding anything to the contrary contained in the Purchase Agreement, as amended, American Spectrum’s obligations with respect to the Employees shall commence at 12:01 a.m. January 17, 2010 and (except as otherwise provided in Section 1 of the First Amendment) no American Spectrum Party shall have any obligations with respect to the Employees prior to such time.

12.         Typographical Corrections. The reference to “Evergreen Party” in the fourth line of Section 7.2(c) of the Original Agreement shall be changed to “American Spectrum Party” and the phrase “Subject to Section 2.3(b)” in the first line of Section 7.3(b) of the Original Agreement is hereby deleted.

13.         Deliveries. The Parties acknowledge that certain of the documents to be delivered at the Closing which are attached to the Original Agreement will be modified to accommodate the terms and provisions of the First Amendment and this Second Amendment and that, in addition to the delivery of documents required by the Original Agreement and First Amendment, the Evergreen Parties shall also be delivering to American Spectrum at the Closing certain additional documents necessary to implement the intents and provisions of the Purchase Agreement, as amended.

14.         Additional Representations of the Evergreen Parties. Except as disclosed in an Assignment of Rights, Sub-Property and Asset Management Agreement, Loan Documents or in other document delivered by the Evergreen Parties to American Spectrum at the Closing, (a) no Evergreen Party owns any interest, directly or indirectly, in any Property, (b) no Evergreen Party is a party to any agreement or contract with the owner(s) of any Property pursuant to which an Evergreen Party receives Fees, including any property management fees, refinancing fees, disposition fees, development fees, asset management fees, brokerage fees, etc. or any other contract or document respecting the Properties (e.g., sub-property management agreements, brokerage services agreements, management agreements, property management agreements, etc.), (c) no Evergreen Party has any recourse liability under any of the Loan Documents (other than for customary non-recourse carve-outs) and no American Spectrum Party shall assume any recourse liability under the Loan Documents by reason of the transactions governed by the Original Agreement, as amended by the First Amendment and as further amended by this Second Amendment, (d) the TIC Agreements (including those governing partnerships, limited liability company agreements, etc.) which have been delivered to American Spectrum by ERG are true, correct and accurate copies of the originals thereof and, if any copy so delivered is not of a fully executed TIC Agreement, the Evergreen Parties represent and warrant that such TIC Agreement has been fully executed in the form so delivered, (e) no TIC Agreement has been amended, modified or supplemented except for the sole purpose of reflecting the ownership interest in a Property set forth on the ERG First Class Web Access, (f) the copies of the documents governing the TIC Entities (i.e., limited liability company agreements, partnership agreements, etc.) which have been delivered to American Spectrum by ERG are true, correct and accurate copies of the originals thereof and, if any copy delivered is not of a fully executed document, the Evergreen Parties represent and warrant that such document has been fully executed in the form so delivered, and (g) to the extent that a TIC Agreement or the documents referenced in subparagraph (f) have not been delivered by ERG to American Spectrum respecting any Property, the TIC Agreement or such documents governing such Property are in substantially the same form as the TIC Agreements or other documents (as applicable) governing such Property.

15.         Verbal Property Management Agreements. The Evergreen Parties have represented that there are no written Property Management Agreements and/or Asset Management Agreements for the below described Properties but that such Properties are being managed by Evergreen Management pursuant to verbal agreements with the owner(s) of such Properties. The Evergreen Parties hereby represent and warrant that each of such verbal agreements is on the same terms and conditions (including the payment of Fees) as are set forth in the standard-form Property Management Agreement of Evergreen Management and/or Asset Management Agreement.

Attic Space Self-Storage, Laredo Road, San Antonio, Texas (Property Management Agreement).

16.         Address for Notices to the Evergreen Parties. The address for notices to the Evergreen Parties set forth in Section 9.1 of the Original Purchase Agreement is hereby changed to the following:

1443 East Washington Boulevard, Suite 820
Pasadena, California 91104

17.         Exhibits E and F. Exhibits “E” and “F” to the Original Agreement are hereby replaced with the Schedule of Contracts attached hereto.

18.         Clarification of Application of Deferred Payments.

The definition of the term “Deferred Payments” in Sections 1.1, Section 5.14 of the Original Purchase Agreement governing application of Deferred Payments, and Section 4 of the First Amendment governing application of deferred Payments are hereby deleted and replaced with the following:

“Deferred Payments. All Deferred Payments shall belong and be paid to American Spectrum Management Co. and shall be applied by American Spectrum Management Co. in the following order of priority: (i) first, to reimburse American Spectrum Management Co. for all reasonable costs incurred to collect any Deferred Payments, (ii) secondly, to Palmer 25% of the balance to each of McCarthy and Palmer, provided that, from the amount otherwise due McCarthy, American Spectrum Management Co. shall pay to REIT I or REIT II (as reasonably determined by American Spectrum Management Co.) the amount necessary to pay any accrued interest and principal due by any Evergreen Party to REIT I or REIT II for funds loaned by REIT I or REIT II to such Evergreen Party until all such indebtedness (including accrued interest) due REIT I and REIT II by such Evergreen Parties has been discharged in full and (iii) the balance shall be retained by American Spectrum Management Co. Application and payment of all Deferred Payments received by American Spectrum Management Co. shall be made promptly after receipt thereof. Deferred Payments shall include (i) any Disposition Fees and/or Refinancing Fees payable under any contract or agreement set forth on the Schedule of Contracts (including Brokerage Services Agreements) attached hereto plus (ii) the proceeds received from the repayment of any loans and/or other advances made by McCarthy or affiliates of McCarthy (other than the Evergreen Parties) to holders of TIC Interests. American Spectrum Management Co. reserves the right to defer, discount, subordinate, forgive or otherwise modify the amount and/or terms of any Deferred Payment without the approval or consent of any Evergreen Party;” provided, however, American Spectrum Management Co. agrees that any determination by it to defer, discount, subordinate, forgive or otherwise modify any Deferred Payment shall be exercised by American Spectrum Management Co. acting in its reasonable discretion.

19.         Voluntary Termination of Management Agreements. The Evergreen Parties acknowledge that, notwithstanding Section 3 of the First Amendment, American Spectrum Management Co. shall have no obligation to cure any default or to take any action pursuant to which any Person attempts to terminate a Management Agreement, and any offer to reassign a Management Agreement in accordance with Section 3 of the First Amendment shall not require American Spectrum to pay any consideration to any Evergreen Party and such offer to reassign shall require the Evergreen Parties to assume such Management Agreement and any third party claims made or to be made thereunder.

20.         Intentionally Omitted. Third Party Subcontracts. The Evergreen Parties have advised the American Spectrum Parties that the property management of certain Properties is being performed pursuant to contracts/sub-contracts with third Persons disclosed by ERG to American Spectrum. Evergreen Management agrees that, in the event any such sub-contract is terminated for any reason whatsoever and that there is not a property management agreement then in effect between Evergreen Management and American Spectrum Management Co, Evergreen Management shall enter into a Sub-Property and Asset Management Agreement with American Spectrum Management Co. with respect to such Property.

21.         Adjusted Purchase Price. Section 2.6(c)(i) of the Original Agreement is hereby deleted and the following substituted therefor:

“(i)           The Adjusted Purchase Price shall equal the following: (A) three hundred percent (300%) of the “property management fees” earned and actually paid to American Spectrum Management Co. during the Accounting Period under the Original Agreements (as defined in the Sub-Property and Asset Management Agreements being executed and delivered by American Spectrum Management Co. and Evergreen Management at the Closing) which are in full force and effect on the last day of the Accounting Period whether such property management fees are paid directly to American Spectrum Management Co. (i.e., pursuant to Original Agreements which have been conditionally assigned to American Spectrum Management Co. pursuant to an Assignment of Rights) or paid indirectly to American Spectrum Management Co. by Evergreen Management (i.e., pursuant to the terms of an applicable Sub-Property and Asset Management Agreement) plus (B) three hundred percent (300%) of any “asset management fees” earned and actually paid to American Spectrum Advisors during the Accounting Period under the Advisory Agreement between American Spectrum Advisors and REIT I so long as such Advisory Agreement is in full force and effect on the last day of the Accounting Period, plus (C) three hundred percent (300%) of the property management fees earned but not paid to American Spectrum Management Co. during the Accounting Period pursuant to Original Agreements or Sub-Property and Asset Management Agreements which are in full force and effect on the last day of the Accounting Period but only to the extent such property management fees may be accrued and included as an asset on the balance sheet of American Spectrum Management Co. in accordance with GAAP, as determined by the independent auditors of American Spectrum Management Co. plus (D) three hundred percent (300%) of the asset management fees earned but not paid under the Advisory Agreement by REIT I to American Spectrum Advisors during the Accounting Period so long as such Advisory Agreement is in full force and effect on the last day of the Accounting Period but only to the extent that such earned but not paid asset management fees may be accrued and included as an asset on the balance sheet of American Spectrum Advisors in accordance with GAAP, as determined by the independent auditors of American Spectrum Advisors, less (E) the Offset Amount, if any. In the event that there exists a subcontract respecting any Original Agreement on the Closing Date, then any and all Fees paid under such Original Agreement shall not be included in the determination of the Adjusted Purchase Price.

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed as of the date first above written.

EVERGREEN PARTIES:

Evergreen Realty Group, LLC, a Delaware limited
liability company

By:	/s/ Luke V. McCarthy
Name: Luke V. McCarthy
Title: President

Evergreen Realty Advisors, Inc., a California
corporation

By:	/s/ Luke V. McCarthy
Name: Luke V. McCarthy
Title: President

Evergreen Realty Property Management LLC, a
limited liability company

By:	/s/ Luke V. McCarthy
Name: Luke V. McCarthy
Title: President

Evergreen Development, LLC, a California limited
liability company

By:	/s/ Luke V. McCarthy
Name: Luke V. McCarthy
Title: President

Evergreen Income & Growth REIT, Inc., a Virginia
corporation

By:	/s/ Luke V. McCarthy
Name: Luke V. McCarthy
Title: President

Evergreen Institutional Partners Fund I, LLC

By:	/s/ Luke V. McCarthy
Name:
Title:

Real Property Systems-Indiana, LLC, an Indiana
limited liability company

By:
Name: Michael W. Palmer
Title: President

Real Property Systems-Texas, LP, a Texas limited
partnership

By:
Name: Michael W. Palmer
Title: President

Real Property Systems Inc., California a corporation

By:
Name: Michael W. Palmer
Title: President

New West Realty, Inc., a California corporation

By:
Name: Michael W. Palmer
Title: President

/s/ Luke V. McCarthy
Luke V. McCarthy

Carl Willgeroth

Evergreen Institutional Partners Fund I, LLC

By:

Name:

Title:

Real Property Systems-Indiana, LLC, an Indiana limited liability company

By:	/s/ Michael W. Palmer

Name: Michael W. Palmer

Title: President

Real Property Systems-Texas, LP, a Texas limited partnership

By:	/s/ Michael W. Palmer

Name: Michael W. Palmer

Title: President

Real Property Systems, Inc., California a corporation

By:	/s/ Michael W. Palmer

Name: Michael W. Palmer

Title: President

New West Realty, Inc., a California corporation

By:	/s/ Michael W. Palmer

Name: Michael W. Palmer

Title: President

Luke V. McCarthy

Carl Willgeroth

Tracy Thomson

/s/ Michael W. Palmer

Michael W. Palmer

AMERICAN SPECTRUM PARTIES:

American Spectrum Realty, Inc., a Maryland corporation

By:	/s/ William J. Carden

Name: William J. Carden

Title: President

American Spectrum Realty Advisors, L.C., a Delaware limited
liability company

By:	/s/ William J. Carden

Name: William J. Carden

Title: President

Luke V. McCarthy

/s/ Carl Willgeroth

Carl Willgeroth

Tracy Thomson

/s/ Michael W. Palmer

Michael W. Palmer

AMERICAN SPECTRUM PARTIES:

American Spectrum Realty, Inc., a Maryland corporation

By:

Name: William J. Carden

Title: President

American Spectrum Realty Advisors, L.C., a Delaware limited
liability company

By:

Name: William J. Carden

Title: President